                                                                   EXHIBIT 6(f)

                                                                         [FORM]

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                      AND
                      SUNSTONE DISTRIBUTION SERVICES, LLC
                          DATED _______________, 1997


         Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:



Growth Equity Fund                             Tax-Exempt Fund
Income Equity Fund                             Money Market Fund
Small Cap Fund                                 U.S. Government Money Market Fund
Select Equity Fund                             International Fixed Income Fund
International Growth Equity Fund               California Municipal Money Market Fund
International Select Equity Fund               Stock Index Fund
Technology Fund                                Florida Intermediate Tax-Exempt Fund
Municipal Money Market Fund                    Arizona Tax-Exempt Fund
U.S. Government Select Money Market Fund       California Intermediate Tax-Exempt Fund
Fixed Income Fund                              California Tax-Exempt Fund
U.S. Government Fund                           Short-Intermediate U.S. Government Fund
Intermediate Tax-Exempt Fund                   Small Cap Index Fund


         All signatures need not appear on the same copy of this Amended and Restated Schedule A.


                             NORTHERN FUNDS


                             By:
                                --------------------------------
                             Title:
                                    ----------------------------
                             Date:
                                   -----------------------------

                             SUNSTONE FINANCIAL GROUP, INC.

                             By:
                                --------------------------------
                             Title:
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                             Date:
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